Exhibit 32.1

        SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
                         CHIEF FINANCIAL OFFICER


I, Gunther Braun, Chief Executive Officer and Chief Financial Officer of Rofin-Sinar Technologies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 9, 2005


                                               /s/ Gunther Braun
                                         -------------------------------
                                                   Gunther Braun

                                         Chief Executive Officer
                                         President and
                                         Chief Financial Officer